UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2024

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	VXRT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 12, 2024, Vaxart, Inc. (the “Company”) was awarded a contract (the “ASPR Contract”) by the U.S. Government through the Department of Health and Human Services, Office of the Administration for Strategic Preparedness and Response (the “ASPR”). Under the ASPR Contract, the Company will receive an award to support clinical trial planning activities for a Phase 2b clinical trial that would compare the Company’s XBB vaccine candidate to an mRNA comparator to evaluate efficacy for symptomatic and asymptomatic disease, systemic and mucosal immune induction, and adverse events.

Information about the award, as disclosed by ASPR in a publicly released award notice, is as follows.

Award Details

●	Contract Award Date: Jan 12, 2024
●	Contract Award Number: 75A50124C00002
●	Task/Delivery Order Number:
●	Contractor Awarded Unique Entity ID: WS6UMD1QTBC9
●	Contractor Awarded Name: VAXART BIOSCIENCES INC
●	Contractor Awarded Address: South San Francisco, CA 94080 USA
●	Base and All Options Value (Total Contract Value): $9,271,193.00

General Information

●	Contract Opportunity Type: Award Notice (Original)
●	All Dates/Times are: (UTC-05:00) EASTERN STANDARD TIME, NEW YORK, USA
●	Original Published Date: Jan 13, 2024 02:59 pm EST
●	Inactive Policy: 15 days after contract award date
●	Original Inactive Date: Jan 27, 2024
●	Initiative:
o	None

Classification

●	Original Set Aside:
●	Product Service Code:
●	NAICS Code:
●	Place of Performance: San Francisco , CA USA

Description

Oral Covid-19 XBB vaccine candidate as a/an tableted prophylactic vaccine  for the treatment of SARS-CoV2. The scope of work for this contract encompasses the completion of the planning of and preparation for a phase 2b clinical trial.

The foregoing is a brief description of the material terms of the ASPR Contract and does not purport to be a complete description of the rights and obligations of the parties thereunder. A copy of the ASPR Contract will be filed as an exhibit to the Company’s next periodic report, and the description of the ASPR Contract is qualified in its entirety by reference to such exhibit.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Mr. Floroiu as President, Chief Executive Officer, and Member of the Board of Directors

On January 15, 2024 (the “Separation Date”), Andrei Floroiu resigned (i) as President and Chief Executive Officer of the Company, and (ii) as a member of the Company’s Board of Directors (the “Board”). The Company is conducting a search for Mr. Floroiu’s successor as Chief Executive Officer.

The Company anticipates it will enter into a separation agreement (the “Separation Agreement”) with Mr. Floroiu, which will include the compensation to be granted to him regarding his separation from the Company. The Company intends to disclose the material terms of the Separation Agreement, as required by applicable law, at a later date after those agreements have been finalized and executed.

Appointment of Dr. Finney as Interim Chief Executive Officer

On January 16, 2024, the Board announced that, effective as of January 16, 2024, the current Chair of the Board, Michael J. Finney, Ph.D, has been appointed as Interim Chief Executive Officer of the Company. Dr. Finney will also serve as the Company’s principal executive officer and will continue to serve on the Board while serving as Interim Chief Executive Officer.

Dr. Finney, age 65, has served as a member of the Board since February 2018 and as Chair of the Board since March 2023. The information required by Items 401(b), (d), and (e) and Item 404(a) of Regulation S-K regarding Dr. Finney was previously reported in the Company’s Definitive Proxy Statement filed with the SEC on April 28, 2023 and is incorporated by reference herein.

In connection with his appointment as Interim Chief Executive Officer of the Company, Dr. Finney entered into a letter agreement with the Company, dated as of January 16, 2024 (the “Letter Agreement”). Pursuant to the Letter Agreement, Dr. Finney will hold the title of Interim Chief Executive Officer, in addition to his current duties as a Board member until the termination of his employment by the Board or by himself. In connection with his appointment, Dr. Finney will receive a base salary of $595,000 per year and his target bonus opportunity will equal 50% of his base salary (with any bonus earned for a partial year of service pro-rated). Dr. Finney will not participate in any other welfare or benefit plans or in any severance plans or programs applicable to senior executives generally. Dr. Finney will not receive any non-employee director cash or equity retainers or other compensation under the Company’s director compensation program for his services as a director while he is serving as Interim Chief Executive Officer.

There is no arrangement or understanding between Dr. Finney and any other person pursuant to which he was selected as an officer of the Company and there are no family relationships between Dr. Finney and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Dr. Finney has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

The foregoing descriptions of the Letter Agreement is qualified in its entireties by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Appointment of Dr. Wheadon as Lead Director

On January 15, 2024 David Wheadon, M.D. was appointed to serve as Lead Director of the Board and will receive an annual cash retainer equal to $25,000 for such service (pro-rated for partial years), in addition to the compensation provided under the Non-Employee Director Compensation Program.

Item 8.01	Other Events.

On January 16, 2024, the Company issued a press release announcing the resignation of Mr. Floroiu, and the appointment of Dr. Finney as Interim Chief Executive Officer. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Letter Agreement, dated January 16, 2024, between Vaxart, Inc. and Michael J. Finney.
99.1	Press Release, dated January 16, 2024.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

Forward-Looking Statements

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s expectations with respect to timing and receipt of funding from the ASPR Contract and the expected amounts to be received by the Company from the ASPR Contract. The words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date of this Current Report on Form 8-K. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, risks and uncertainties associated with market conditions, any termination by ASPR of the ASPR Contract, and the satisfaction of customary conditions under the ASPR Contract, the Company’s continuing operating losses, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: January 16, 2024
	By:	/s/ MICHAEL J. FINNEY
Michael J. Finney, Ph.D.
Interim Chief Executive Officer